UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 2, 2025

Date of Report (date of earliest event reported)

STRATA CRITICAL MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39046	84-1890381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

31 Hudson Yards, 14th Floor

New York, NY 10001

(Address of principal executive offices and zip code)

(585) 301-1762

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SRTA	The Nasdaq Stock Market
Warrants, each exercisable for one share of Common Stock at a price of $11.50	SRTAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) .

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2025, the board of directors (the “Board”) of Strata Critical Medical, Inc. (the “Company”) expanded the size of the Board from eight directors to nine directors and appointed William L. Cook, III to serve as a Class I director, effective immediately, with a term expiring at the Company’s 2027 annual meeting of stockholders. The Board determined Mr. Cook to be deemed independent under the applicable rules and regulations of the Nasdaq Capital Market and the Corporate Governance Guidelines of the Company. In addition, the Board appointed Mr. Cook to serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, in each case effective upon his appointment to the Board.

There are no arrangements or understandings between Mr. Cook and any other person pursuant to which he was selected to serve as a member of the Board and there are no transactions in which Mr. Cook has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Mr. Cook was granted 33,157 restricted stock units that will become fully vested on the date of the Company’s 2027 annual meeting of stockholders as an initial grant and will otherwise be compensated in accordance with the Company’s previously disclosed compensation policies and practices for its non-employee directors (pro-rated based on start date). The Company also intends to enter into its standard form of indemnification agreement with Mr. Cook. No family relationships exist between Mr. Cook and any of the Company’s other directors or executive officers.

Item 7.01 Regulation FD Disclosure.

On December 3, 2025, the Company issued a press release announcing the appointment of Mr. Cook to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA CRITICAL MEDICAL, INC.

Dated: December 3, 2025	By:	/s/ William A. Heyburn
	Name:	William A. Heyburn
	Title:	Co-Chief Executive Officer and Chief Financial Officer